CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sprout Development Inc. (the “Company”) on Form 20-F for the period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Darryl Cozac, President and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 28, 2005

By:      /s/ Darryl Cozac

Name:  Darryl Cozac

Title:    President (Principal Executive Officer and Principal

            Accounting Officer)